WARRANT

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A "NO-ACTION" LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION” OR THE “SEC”) WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

MassRoots, Inc.

WARRANT NO. JANUARY 2018 1-__

-

Dated: January __, 2018

MassRoots, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received from ____________, a ________________ resident (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of ________ shares of the common stock, $0.001 par value per share (the “Common Stock”), of the Company (the “Warrant Shares”), at an exercise price equal to forty cents ($0.40) per share (the “Exercise Price”). This Warrant is issued in connection with that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and the Holder (the “Purchase Agreement”). This Warrant may be exercised any time after issuance through and including the fifth (5th) anniversary of its original issuance as noted above (the “Expiration Date”), subject to the following terms and conditions:

1.       Registration of Warrant. The Company shall, from time to time and whenever requested by the Holder, register this Warrant in conformity with records to be maintained by the Company for such purpose (the “Warrant Register”) in the name of the Holder. The Company shall treat the registered Holder of this Warrant as the absolute owner hereof for any and all purposes, including the exercise hereof or any distribution to the Holder, and the Company shall not be affected by notice to the contrary.

2.       Registration of Transfers and Exchanges.

(a) The Company or the Transfer Agent (as defined in the Purchase Agreement) shall enter or record the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant to the Company at the office specified herein or pursuant to Section 11 hereof. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant hereinafter referred to as a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b)       This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified herein or pursuant to Section 3(b) hereof for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant shall be dated as of the date of such exchange.

3.       Duration and Exercise of Warrants.

(a)       This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., Eastern time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., Eastern time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder, which consent shall be given or withheld at the sole and absolute discretion of the Holder.

(b)       Subject to Section 2(b), Section 6 and Section 10 hereof, upon: (x) surrender of this Warrant, together with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 hereof; and (y) payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the Date of Exercise (as defined below)) issue or cause to be issued and cause to be delivered to the Holder in such name(s) as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise and free of restrictive legends unless (i) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 promulgated under the Securities Act then the Warrant Shares will bear a Securities Act restrictive legend, or (ii) this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. A “Date of Exercise” means the date on which the Company shall have received (I) this Warrant (or any New Warrant, as applicable), together with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed; and (II) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

(c)       This Warrant shall be exercisable in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. In the event the Common Stock representing the Warrant Shares is not delivered per the written instructions of the Holder within two (2) business days after the Notice of Election and Warrant is received by the Company (the “Delivery Date”), then the Company shall pay to Holder in cash two percent (2.0%) of the dollar value of the Warrant Shares to be issued for the first day after the Delivery Date that the Warrant Shares are not delivered, and an additional two percent (2.0%) of the dollar value of the Warrant Shares to be issued after the Delivery Date for every thirty (30) days thereafter that the Warrant Shares are not delivered. The Company acknowledges that its failure to deliver the Warrant Shares by the Delivery Date will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties hereto agree that it is appropriate to include in this Warrant this provision for liquidated damages. The parties hereto acknowledge and agree that the liquidated damages provision set forth in this section represents the parties’ good faith effort to quantify such damages and therefore agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. Notwithstanding the foregoing, the payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Warrant. The Company shall make any payments incurred under this Section 3 in immediately available funds within ten (10) business days from the date of issuance of the applicable Warrant Shares. Nothing herein shall limit Holder’s right to pursue actual damages or cancel the Notice of Election for the Company’s failure to issue and deliver Common Stock to the Holder within ten (10) business days following the Delivery Date

(d)       Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

5. Payment of Taxes. Upon the exercise of this Warrant, the Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.       Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.       Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8 hereof). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. If the Company does not have a sufficient amount of Common Stock authorized to reserve for the Warrant Shares, it shall, as soon as reasonably practicable, use its best efforts to increase the number of its authorized shares such that the Company will have a sufficient amount of Common Stock authorized to reserve for the Warrant Shares.

8.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter but prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(a)       An adjustment shall be made, if the Company, at any time while this Warrant is outstanding (i) pays a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make distribution(s) on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines outstanding shares of Common Stock into a smaller number of shares. If either (i), (ii) or (iii) above occurs, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b)       In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another entity, the sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

(c)       Adjustment of Exercise Price Upon Issuance of New Securities at Less Than the Exercise Price. In the event the Company shall, at any time while this Warrant is outstanding, other than in connection an Excepted Issuance (as defined in the Purchase Agreement), issue any Common Stock or Common Stock Equivalents, for a consideration less than the Exercise Price that would be in effect at the time of such issuance, then, and thereafter successively upon each such issuance, the Exercise Price shall be reduced to such other lower price for then outstanding Warrants. For purposes of this adjustment, any agreement entered for or the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Exercise Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Exercise Price in effect upon such issuance and again at any time upon any actual, permitted, optional, or allowed issuances of shares of Common Stock upon any actual, permitted, optional, or allowed exercise of such conversion or purchase rights if such issuance is at a price lower than the Exercise Price in effect upon any actual, permitted, optional, or allowed such issuance. Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.

(d)        In the event a Qualified Transaction (as defined in Purchase Agreement) is not consummated on or before September 30, 2018 pursuant to Section 4.18 of the Purchase Agreement, the Exercise Price shall be adjusted to 90% of the closing price on the date prior to any submission of a Notice of Election to exercise this Warrant to the Company by the Holder.

(e)       For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)       All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(g)       Whenever the Exercise Price is adjusted pursuant to Section 8(c) hereof, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such additional appraiser appointed under this Section 8(g). The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above, if:

(i)       the Company shall declare a dividend (or any other distribution) on its Common Stock;

(ii)       the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock;

(iii)       the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

(iv)       the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(v)       the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to the Holder at their last addresses as they shall appear upon the Warrant Register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9.       Payment of Exercise Price. The Holder, at its sole election, may pay the Exercise Price in one of the following manners:

(a)       Cash Exercise. The Holder shall deliver immediately available funds; or

(b)       Cashless Exercise. This Warrant may be exercised by means of a cashless exercise under Rule 144 until such time that a Registration Statement covering the shares underlying the warrant is declared effective. In such event, the Holder shall surrender this Warrant to the Company, together with a notice of cashless exercise, and the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/A

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average closing bid price of the Common Stock for the five (5) trading days immediately prior to the Date of Exercise.

B = the Exercise Price.

For purposes of Rule 144 of the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the original issuance date of the Warrant.

(c)       Notwithstanding anything in this Warrant to the contrary, the Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership by the Holder of more than four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j) of the Exchange Act. Furthermore, the Company shall not process any exercise that would result in beneficial ownership by the Holder of more than four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock of the Company.

10.       Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

11.       Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. New York time on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. New York time on any date and earlier than 11:59 p.m. New York time on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:

MassRoots, Inc.

1624 Market St, Ste 201

Denver, CO 80202

If to the Holder:

__________________________

__________________________

__________________________

12.       Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further action. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

13.       Miscellaneous.

(a)       This Warrant shall be binding on and inure to the benefit of the parties hereto. This Warrant may be amended only in writing signed by the Company and the Holder.

(b)       Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c)       This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

(d)       The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)       In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)       The Company hereby represent and warrants to the Holder that: (i) it is voluntarily issuing this Warrant of its own freewill, (ii) it is not issuing this Warrant under economic duress, (iii) the terms of this Warrant are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Warrant, advise the Company with respect to this Warrant, and represent the Company in connection with its issuance of this Warrant.

(g)       Any capitalized term used but not defined in this Warrant shall have the meaning ascribed to it in the Subscription Agreement, of even date herewith, by and between the Company and the Holder.

(h)       This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Warrant. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)       This Warrant and the obligations of the Company hereunder shall not be assignable by the Company.

(j) Notwithstanding anything in this Warrant to the contrary, the parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company shall, by 8:30 a.m. New York Time on the trading day following the date hereof, file a current report on Form 8-K disclosing the material terms of the transactions contemplated hereby and in the other Transaction Documents; (iii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder Party shall have executed a written agreement regarding the confidentiality and use of such information; and (iv) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

14. Disputes Under This Agreement.

All disputes arising under this Warrant shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The parties hereto will submit all disputes arising under this Agreement to arbitration in New York, New York before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party hereto will challenge the jurisdiction or venue provisions provided in this Section 14. Nothing in this Section 14 shall limit the Holder's right to obtain an injunction for a breach of this Agreement from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator, as set forth in this Section 14 fully adjudicates the dispute.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature on Following Page]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MassRoots, Inc.

By: _________________

Name: Isaac Dietrich

Title: CEO

EXHIBIT A

FORM OF ELECTION TO PURCHASE

MassRoots, Inc.

Re: Intention to Exercise Right to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _________________shares of Common Stock, $0.001 par value per share, of MassRoots, Inc. and, if such Holder is not utilizing the cashless exercise provisions set forth in the Warrant, encloses herewith $________ in cash, certified or official bank check(s), which sum represents the aggregate Exercise Price for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Form of Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

____________________________________________________________________________________________

(Please insert SS# or FEIN #)

____________________________________________________________________________________________

(Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

____________________________________________________________________________________________

(Please print name and address)

____________________________________________________________________________________________

____________________________________________________________________________________________

Dated: _____________, _____ Name of Holder:

Signed: ____________________________________

Print Name: _________________________________

Title: ______________________________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)